Exhibit 99.3

Consolidated Balance Sheets

(dollars in millions)

	3-31-12	12-31-11	3-31-11
Assets
Loans	$49,226	$49,575	$48,552
Loans held for sale	511	728	426
Securities available for sale	14,633	16,012	19,448
Held-to-maturity securities	3,019	2,109	19
Trading account assets	614	623	1,041
Short-term investments	3,605	3,519	3,705
Other investments	1,188	1,163	1,402

Total earning assets	72,796	73,729	74,593
Allowance for loan and lease losses	(944)	(1,004)	(1,372)
Cash and due from banks	416	694	540
Premises and equipment	937	944	906
Operating lease assets	335	350	491
Goodwill	917	917	917
Other intangible assets	15	17	20
Corporate-owned life insurance	3,270	3,256	3,187
Derivative assets	830	945	1,005
Accrued income and other assets	3,091	3,077	3,758
Discontinued assets	5,768	5,860	6,393

Total assets	$87,431	$88,785	$90,438

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$29,124	$27,954	$26,177
Savings deposits	2,075	1,962	1,964
Certificates of deposit ($100,000 or more)	3,984	4,111	5,314
Other time deposits	5,848	6,243	7,597

Total interest-bearing deposits	41,031	40,270	41,052
Noninterest-bearing deposits	19,606	21,098	16,495
Deposits in foreign office — interest-bearing	857	588	3,263

Total deposits	61,494	61,956	60,810
Federal funds purchased and securities sold under repurchase agreements	1,846	1,711	2,232
Bank notes and other short-term borrowings	324	337	685
Derivative liabilities	754	1,026	1,106
Accrued expense and other liabilities	1,450	1,763	1,931
Long-term debt	8,898	9,520	11,048
Discontinued liabilities	2,549	2,550	2,929

Total liabilities	77,315	78,863	80,741

Equity
Preferred stock, Series A	291	291	291
Common shares	1,017	1,017	1,017
Common stock warrant	—	—	87
Capital surplus	4,116	4,194	4,167
Retained earnings	6,411	6,246	5,721
Treasury stock, at cost	(1,717)	(1,815)	(1,823)
Accumulated other comprehensive income (loss)	(19)	(28)	(35)

Key shareholders’ equity	10,099	9,905	9,425
Noncontrolling interests	17	17	272

Total equity	10,116	9,922	9,697

Total liabilities and equity	$87,431	$88,785	$90,438

Common shares outstanding (000)	956,102	953,008	953,926

Consolidated Statements of Income

(dollars in millions, except per share amounts)

	Three months ended
	3-31-12	12-31-11	3-31-11
Interest income
Loans	$536	$542	$570
Loans held for sale	5	4	4
Securities available for sale	116	128	166
Held-to-maturity securities	12	9	—
Trading account assets	6	5	7
Short-term investments	1	1	1
Other investments	8	9	12

Total interest income	684	698	760

Interest expense
Deposits	77	85	110
Federal funds purchased and securities sold under repurchase agreements	1	1	1
Bank notes and other short-term borrowings	2	2	3
Long-term debt	51	53	49

Total interest expense	131	141	163

Net interest income	553	557	597
Provision (credit) for loan and lease losses	42	(22)	(40)

Net interest income (expense) after provision for loan and lease losses	511	579	637

Noninterest income
Trust and investment services income	109	104	110
Service charges on deposit accounts	68	70	68
Operating lease income	22	25	35
Letter of credit and loan fees	54	56	55
Corporate-owned life insurance income	30	35	27
Net securities gains (losses) (a)	—	—	(1)
Electronic banking fees	17	18	30
Gains on leased equipment	27	9	4
Insurance income	12	11	15
Net gains (losses) from loan sales	22	27	19
Net gains (losses) from principal investing	35	(8)	35
Investment banking and capital markets income (loss)	43	24	43
Other income	33	43	17

Total noninterest income	472	414	457

Noninterest expense
Personnel	385	387	371
Net occupancy	64	66	65
Operating lease expense	17	18	28
Computer processing	41	42	42
Business services and professional fees	38	57	38
FDIC assessment	8	7	29
OREO expense, net	6	5	10
Equipment	26	25	26
Marketing	13	24	10
Provision (credit) for losses on lending-related commitments	—	(11)	(4)
Other expense	105	97	86

Total noninterest expense	703	717	701

Income (loss) from continuing operations before income taxes	280	276	393
Income taxes	75	69	111

Income (loss) from continuing operations	205	207	282
Income (loss) from discontinued operations, net of taxes	(5)	(7)	(11)

Net income (loss)	200	200	271
Less: Net income (loss) attributable to noncontrolling interests	—	—	8

Net income (loss) attributable to Key	$200	$200	$263

Income (loss) from continuing operations attributable to Key common shareholders	$199	$201	$184
Net income (loss) attributable to Key common shareholders	194	194	173

Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.21	$.21	$.21
Income (loss) from discontinued operations, net of taxes	(.01)	(.01)	(.01)
Net income (loss) attributable to Key common shareholders	.20	.20	.20

Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.21	$.21	$.21
Income (loss) from discontinued operations, net of taxes	(.01)	(.01)	(.01)
Net income (loss) attributable to Key common shareholders (c)	.20	.20	.19

Cash dividends declared per common share	$.03	$.03	$.01

Weighted-average common shares outstanding (000)	949,342	948,658	881,894
Weighted-average common shares and potential common shares outstanding (000) (b)	953,971	951,684	887,836

(a)	For the three months ended March 31, 2012, December 31, 2011, and March 31, 2011 Key did not have any impairment losses related to securities.
(b)	Assumes conversion of stock options and/or Preferred Series A shares, as applicable.
(c)	Earnings per share may not foot due to rounding.